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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 15, 2002
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-1520                  34-0244000
            ----                         ------                  ----------
(State or Other Jurisdiction        (Commission File            IRS Employer
      of Incorporation)                  Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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         (Address of Principal Executive Offices)                 (Zip Code)


P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------


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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on October 15, 2002.

         Exhibit 99.1 is a GenCorp Inc. press release dated October 15, 2002, in which GenCorp announced that Terry Hall, president and chief executive officer, and Yasmin Seyal, senior vice president and chief financial officer have certified the Company's financial reports in compliance with the Securities and Exchange Commission's order of June 27, 2002 and pursuant to the Sarbanes-Oxley Act.




ITEM 7.  EXHIBITS

Table                                                                Exhibit
Item No.      Exhibit Description                                     Number
--------      -------------------                                     ------

    99        GenCorp Inc.'s press release dated October 15,           99.1
              2002, in which GenCorp announced that Terry
              Hall, president and chief executive officer, and Yasmin Seyal, senior vice president and chief financial officer have certified the Company's financial reports in compliance with the Securities and Exchange Commission's order of June 27, 2002 and pursuant to the Sarbanes-Oxley Act.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GENCORP INC.




                                 By:     /s/ Margaret Hastings
                                         ---------------------------
                                 Name:   Margaret Hastings
                                 Title:  Assistant Secretary


Dated:  October 16, 2002